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                               LOOMIS SAYLES FUNDS
                          Loomis Sayles Worldwide Fund
                                  (the "Fund")

                     Supplement dated September 30, 2002 to
                      Loomis Sayles Funds Equity Prospectus
                  dated February 1, 2002 as revised May 1, 2002

The Portfolio Manager section regarding the Fund is revised to read as follows:

Effective immediately, Robert Ix, Vice President of Loomis Sayles, serves as portfolio manager of the domestic equity portion of the Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.